UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21283

Excelsior Buyout Investors, LLC

(Exact name of registrant as specified in charter)

225 High Ridge Road Stamford, CT	06905
(Address of principal executive offices)	(Zip code)

Steven L. Suss

UST Advisors, Inc

225 High Ridge Road

Stamford, CT 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: 203-352-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

EXCELSIOR

BUYOUT INVESTORS, LLC

FINANCIAL STATEMENTS WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the Year Ended

March 31, 2007

Excelsior Buyout Investors, LLC

Excelsior Buyout Investors, LLC

Portfolio of Investments March 31, 2007

Percent Owned		Acquisition Date##	Value (Note 2)
PRIVATE INVESTMENT FUNDS **, # — 76.79%
Domestic Buyout Funds — 58.66%
0.47%	2003 Riverside Capital Appreciation Fund, L.P.	06/04-01/07	$2,372,971
0.73%	Berkshire Partners VI, L.P.	06/04-12/06	9,624,113
1.91%	Blue Point Capital Partners, L.P.	06/04-11/06	2,682,039
0.91%	Blum Strategic Partners II, L.P.	06/04-12/06	7,536,233
0.57%	Catterton Partners V, L.P.	06/04-02/07	3,020,818
1.91%	Charlesbank Equity Fund V, L.P.	06/04-01/07	6,640,068
1.14%	Lincolnshire Equity Fund III, L.P.	12/04-01/07	4,073,529

			35,949,771

European Buyout Funds — 10.41%
0.95%	Advent Global Private Equity Fund IV-A, L.P.	06/04-01/07	4,858,206
0.43%	Cognestas Fund, L.P.*(fka.Electra European Fund, L.P.)	06/04-10/05	1,522,626

			6,380,832

Distressed Investment Funds — 7.72%
0.36%	MatlinPatterson Global Opportunities Partners, L.P.	06/04	3,855,914
0.16%	OCM Principal Opportunities Fund II, L.P.	06/04-12/04	879,177

			4,735,091

	TOTAL PRIVATE INVESTMENT FUNDS (Cost $13,296,999)		47,065,694

Par Amount
SHORT TERM SECURITIES — 31.08%
$5,060,000	Federal Home Loan Bank Discount Note 04/02/07, 5.00%		5,059,297
$4,000,000	Federal Farm Credit Bank Discount Note 04/02/07, 5.13%		3,999,430
$7,000,000	Federal Home Loan Mortgage Discount Note 04/04/07, 5.13%		6,997,382
$3,000,000	Federal Farm Credit Bank Discount Note 04/23/07, 5.12%		2,990,613

	TOTAL SHORT TERM SECURITIES (Cost $19,046,722)		19,046,722

TOTAL INVESTMENTS (Cost $32,343,721)		107.87%	66,112,416
OTHER ASSETS & LIABILITIES (NET)		(7.87)%	(4,823,104)

NET ASSETS		100.00%	$61,289,312

*	Investment is denominated in Euros. Value shown is in U.S. dollars.
**	Restricted as to public resale. Acquired from June, 2004 to March, 2007. Total cost of restricted securities at March 31, 2007 aggregated $13,296,999. Total value of restricted securities owned at March 31, 2007 was $47,065,694 or 76.79% of net assets.
#	Non-income producing securities.
##	Required disclosure for restricted securities only.

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC

Statement of Assets and Liabilities

March 31, 2007

ASSETS:
Investments at value (Cost $32,343,721)	$66,112,416
Cash and Cash Equivalents	2,998
Interest receivable and other assets	13,035

Total Assets	66,128,449

LIABILITIES:
Accrued incentive carried interest	1,520,115
Distribution to members payable	2,880,675
Management fees payable	297,548
Professional fees payable	54,000
Administration fees payable	65,001
Board of Managers’ fees payable	15,500
Miscellaneous payable	6,298

Total Liabilities	4,839,137

NET ASSETS	$61,289,312

NET ASSETS consist of:
Members’ capital	$27,520,617
Unrealized appreciation on investments	33,768,695

Total Net Assets	$61,289,312

Units of Membership Interests Outstanding (100,000 units authorized)	64,015
NET ASSET VALUE PER UNIT	$957.42

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC

Statement of Operations

For the year ended March 31, 2007

INVESTMENT INCOME:
Interest income	$1,015,721

Total Income	1,015,721

EXPENSES:
Management fees	596,709
Professional fees	176,801
Administration fees	157,584
Insurance expense	16,641
Board of Managers’ fees	48,000
Custodian fees	17,599
Other expenses	39,866

Total Expenses	1,053,200

NET INVESTMENT (LOSS)	(37,479)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS: (Note 2)
Net realized gain on investments	6,771,450
Net change in unrealized appreciation on investments	8,082,261

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	14,853,711

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS BEFORE INCENTIVE CARRIED INTEREST	14,816,232
Net change in incentive carried interest	(617,710)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS AFTER INCENTIVE CARRIED INTEREST	$14,198,522

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC

Statements of Changes in Net Assets

	For the fiscal year ended March 31, 2007	For the fiscal year ended March 31, 2006

OPERATIONS AND INCENTIVE CARRIED INTEREST:
Net investment (Loss)	$(37,479)	$(107,291)
Net realized gain on investments	6,771,450	2,077,294
Net change in unrealized appreciation on investments	8,082,261	6,749,789
Net change in incentive carried interest	(617,710)	(248,133)

Net increase in net assets resulting from operations after incentive carried interest	14,198,522	8,471,659
TRANSACTIONS IN UNITS OF MEMBERSHIP INTEREST:
Net decrease in net assets resulting from distributions to members	(15,683,675)	(14,083,300)

Net decrease in net assets	(1,485,153)	(5,611,641)

NET ASSETS:
Beginning of year	62,774,465	68,386,106

End of year	$61,289,312	$62,774,465

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC

Statement of Cash Flows

For the year ended March 31, 2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations after incentive carried interest	$14,198,522
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(5,482,928)
Distributions received from private investment funds	16,092,133
Net change in unrealized appreciation on investments	(8,082,261)
Net realized gain on investments	(6,771,450)
Proceeds from sale of short-term investments — net	1,875,399
Decrease in interest receivable and other assets	200,082
Increase in accrued incentive carried interest	617,710
Increase in management fees payable	142,762
Decrease in Professional fees payable	(13,560)
Increase in Board of Managers’ fees payable	3,500
Increase in administration fee payable	22,125
Increase in miscellaneous payable	299

Net cash provided by operating activities	12,802,333

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to Members Declared	(15,683,675)
Increase in distribution payable to members	2,880,675

Net cash used in financing activities	(12,803,000)

Net decrease in cash	(667)
Cash and Cash Equivalents at beginning of year	3,665

Cash and Cash Equivalents at end of year	$2,998

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC

Financial Highlights — Selected Per Unit Data and Ratios

	Fiscal year ended March 31, 2007		Fiscal year ended March 31, 2006	April 16, 2004 (commencement of operations) to March 31, 2005

Per Unit Operating Performance: (1)
NET ASSET VALUE, BEGINNING OF PERIOD	$980.62		$1,068.28	$1,000.00
Deduction of offering costs from contributions	(0.00)		(0.00)	(6.33)

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.58)		(1.68)	(10.99)
Net realized and unrealized gain on investments	232.03		137.89	295.82
Net change in Incentive Carried Interest	(9.65)		(3.87)	(10.22)

Total from investment operations after incentive carried interest	221.80		132.34	274.61

DISTRIBUTIONS TO MEMBERS:
Net change in members’ capital due to distributions to members	(245.00)		(220.00)	(200.00)

NET ASSET VALUE, END OF PERIOD	$957.42		$980.62	$1,068.28

TOTAL NET ASSET VALUE RETURN (4)(1)	26.00%		13.07%	28.16%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, End of Period (000’s)	$61,289		$62,774	$68,386
Ratios to Average Net Assets (2):
Expenses excluding incentive carried interest	1.7	5%	1.68%	2.03%
Incentive carried interest	1.0	2%	0.37%	0.95%
Expenses plus incentive carried interest	2.7	7%	2.05%	2.98%
Net investment income (loss) excluding incentive carried interest	(0.06)%		(0.16)%	(1.07)%
Portfolio Turnover Rate (3)	0%		0%	0%
(1)	Selected data for a unit of membership interest outstanding through the periods.
(2)	Ratios do not reflect the Fund’s proportional share of net investment income (loss) and expenses, including any performance-based fees, of the Underlying Funds.
(3)	Distributions from Funds during the 2007 annual period totaling $16,092,133 are not included in the calculation.
(4)	Not annualized for 2005. Total investment return based on per unit net asset value reflects the effects of changes in net asset value based on the effects of offering costs, the performance of the Fund during the period, the net change in Incentive Carried Interest and assumes dividends and distributions, if any, were reinvested. The Fund’s units are not traded in any market, and therefore market value total investment return is not calculated. Excluding the effect of the change in Incentive Carried Interest, the total annualized investment return would have been 26.70% for fiscal year 2007.

Notes to Financial Statements are an integral part of these Financial Statements.

EXCELSIOR BUYOUT INVESTORS, LLC

NOTES TO FINANCIAL STATEMENTS

March 31, 2007

Note 1 — Organization

Excelsior Buyout Investors, LLC (the “Fund”) is a non-diversified, closed-end management investment company which has registered its securities under the Securities Act of 1933, as amended, and has registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was established as a Delaware limited liability company on January 7, 2003. The Fund commenced operations on April 16, 2004. The duration of the Fund is ten years from the final subscription closing which occurred on April 16, 2004. The Board of Managers of the Fund (the “Board”) has the right, in its sole discretion, to extend the term for up to two additional two-year periods, after which the approval of Members of the Fund Members who represent 66 2/3% of the Fund’s outstanding Units may determine to extend the term of the Fund.

The Fund’s investment objective is to achieve long-term capital appreciation. Current income is not an objective. The Fund seeks to achieve its objective primarily by investing in a broad-based portfolio of existing buyout-focused funds. The Fund has invested in domestic private equity buyout funds, European buyout funds and funds engaged in distressed investing (collectively, the “Underlying Funds”). The Underlying Funds are not registered as investment companies under the Investment Company Act. There can be no assurance that the Fund will achieve its investment objective.

Excelsior Buyout Management, LLC (the “Managing Member”) serves as the Managing Member of the Fund pursuant to the operating agreement of the Fund and is responsible for the day-to-day management of the Fund. The Managing Member is majority owned by U.S. Trust. The Managing Member does not directly receive compensation from the Fund, however it does receive compensation from the Fund’s investment adviser. The Managing Member has made an investment in the Fund in exchange for 100 Units or 0.156%.

UST Advisers, Inc. (the “Investment Adviser”), a wholly owned subsidiary of United States Trust Company, National Association (“U.S. Trust”), serves as investment adviser to the Fund and is responsible for identifying, evaluating, structuring, monitoring and disposing of the Fund’s investments. The Investment Adviser is compensated as described in Note 3. U.S. Trust is a wholly owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly owned subsidiary of The Charles Schwab Corporation (“Schwab”). Pursuant to the Fund’s operating agreement, the business and affairs of the Fund are overseen by a four member Board of Managers (the “Board”). The Board of Managers is analogous to a board of directors of a corporation.

Prior to December 16, 2005, U.S. Trust Company, N.A., a national bank acting through its registered investment advisory division, U.S. Trust Company, N.A. Asset Management Division, served as the investment adviser to the Fund under an investment advisory agreement (the “Agreement”) with the Fund. Effective December 16, 2005, UST Advisers, Inc., at the time a wholly-owned subsidiary of U.S.

Trust Company, N.A., assumed U.S. Trust Company, N.A.’s duties under the Agreement pursuant to an assumption agreement. Effective March 31, 2006, U.S. Trust Company, N.A. and U.S. Trust merged, with U.S. Trust remaining as the surviving entity.

On November 20, 2006, Schwab announced an agreement to sell U.S. Trust Corporation (“U.S. Trust Corp.”), a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (the “Sale”). The Sale of U.S. Trust Corp. includes all of U.S. Trust Corp’s subsidiaries, including the Fund’s Investment Adviser. The Sale is subject to Federal Reserve Board and other regulatory approvals.

The Investment Adviser will continue to serve as the investment adviser to the Fund after the Sale. However, due to the change in ownership of UST Advisers, Inc., the Sale may have the effect of terminating the existing investment advisory agreement between the Fund and UST Advisers, Inc. Accordingly, the Investment Advisor would be required to enter into a new investment advisory agreement with the Fund upon consummation of the Sale (the “New Advisory Agreement”). The Board approved the New Advisory Agreement at its special meeting held on January 12, 2007. The proposed New Advisory Agreement was submitted to the members of the Fund for approval and a proxy statement providing further details with respect to the Sale and the proposed New Advisory Agreement was mailed to the members of the Fund on or about February 8, 2007. At a special meeting held on March 15, 2007, the members of the Fund approved the New Advisory Agreement, effective upon consummation of the Sale, and reelected the members of the Board.

Note 2 — Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies and are consistently followed in the preparation of the financial statements. U.S. generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

A.  Cash and Cash Equivalents:

Cash and cash equivalents consist of deposits with banks and highly liquid investments with original maturities of 90 days or less.

B.  Investment Valuation:

The Fund will compute its net asset value as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Managing Member.

The Managing Member, in its sole discretion, will value the Fund’s assets in good faith based upon relevant available information. The Managing Member expects that, in most cases, the value of the Underlying Funds as of each quarter-end ordinarily will be the value determined as of such quarter-end by each Underlying Fund in accordance with the Underlying Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Underlying Fund will represent the amount that the Fund could reasonably expect to receive from an Underlying Fund if the Fund’s interest were redeemed at the time of valuation (although it is not generally expected that the types of Underlying Funds in which the Fund may invest will provide the Fund with redemption rights), based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that an Underlying Fund does not report a quarter-end value to the Fund on a timely basis, the Fund would determine the fair value of such Underlying Fund based on the most recent value reported by the Underlying Fund, as well as on any other relevant information available at the time the Fund values its portfolio.

The Underlying Funds were purchased pursuant to a Securities Purchase Agreement dated December 19, 2003 between the Fund and AIG Global Investment Corp. and certain of its affiliates (“AIG”). As part of the Securities Purchase Agreement, the Fund has assumed all future commitments to the Underlying Funds from AIG. The purchase price paid by the Fund to AIG for each Underlying Fund was an amount equal to the net capital contributions previously made by AIG to the Underlying Funds, less any distributions previously made to AIG from the Underlying Funds. In addition, the cost basis of the Underlying Funds also reflects an additional $73,703 of legal expenditures directly related to the acquisition of the Underlying Funds.

At March 31, 2007, the value assigned to the Underlying Funds was $47,065,694 or 76.79% of the Fund’s net assets. The values assigned to interests in the Underlying Funds are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future circumstances that cannot be determined until the investments are actually liquidated. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

The Underlying Funds may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. However, due to the nature of the Fund’s investments in Underlying Funds, such risks are limited to the Fund’s capital balance in each such Underlying Fund, which is the current value as included in the Portfolio of Investments.

C.  Short-term Investments:

The Fund also invests in short-term notes, stated at amortized cost, which approximates fair value.

D.  Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization and accretion of premiums and discounts, respectively, on fixed income investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions from an Underlying Fund will be recorded as a return of capital and will serve to reduce the cost basis of the Underlying Fund. Distributions received in excess of the cost basis are recognized as realized gains.

E.  Income taxes:

Under current law and based on certain assumptions and representations, the Fund intends to be treated as a partnership for federal, state and local income tax purposes. By reason of this treatment, the Fund will itself not be subject to income tax. Rather, each member, in computing income tax, will include his, her or its allocable share of Fund items of income, gains, losses, deductions and expenses.

The cost of the Underlying Funds for federal tax purposes is based on amounts reported to the Fund on Schedule K-1 from the Underlying Funds. As of March 31, 2007, the Fund has not received information to determine the tax cost of the Underlying Funds as of March 31, 2007. Based on the amounts reported to the Fund on Schedule K-1 as of December 31, 2006 and based on values of the Underlying Funds as of March 31, 2007, and after adjustment for purchases and sales between December 31, 2006 and March 31, 2007, the estimated cost of the Underlying Funds at March 31, 2007 for federal tax purposes is $38,705,438. The resulting estimated net unrealized appreciation for tax purposes on the Underlying Funds at March 31, 2007 is $8,360,256, consisting of gross appreciation of $8,360,256 and gross depreciation of $0. The cost basis for federal tax purposes of the Fund’s other investments at March 31, 2007 is $19,046,722 and those investments had no appreciation or depreciation at that date.

F.  Distribution policy:

Distributions of available cash will be made by the Fund at such times and in such amounts as determined by the Managing Member in its sole discretion.

Distributions shall be made to the Members in accordance with the following order of priority:

(a)	first, 100% to the Members pro rata in accordance with their percentage interest until aggregate distributions to the Members equal the sum of (i) their capital contributions and (ii) an amount equal to an 8% annual cumulative return on their unreturned capital contributions as of the date of such distribution;

(b)	second, 100% to the Investment Adviser until the Investment Adviser has received an amount equal to 5% of all prior distributions described in (a) above that are in excess of the Members’ capital contributions; and

(c)	thereafter, 95% to the Members pro rata in proportion to their percentage interest and 5% to the Investment Adviser.

The Fund will not reinvest income from its investments or the proceeds from the sale of its investments.

G.  Restrictions on transfer:

Interests of the Fund are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Managing Member, which may be granted or withheld in its sole discretion, and in compliance with applicable securities and tax laws.

H.  Fees of the Underlying Funds:

Each Underlying Fund will charge its investors (including the Fund) expenses, including asset-based management fees and performance-based fees allocation. In addition to the Fund level expenses shown on the Fund’s statement of operations, Members of the Fund will indirectly bear the fees and expenses charged by the Underlying Funds, which fees are reflected in the valuations of the Underlying Funds and are not reflected in the ratios to average net assets in the Financial Highlights.

I.  Foreign Currency Gains and Losses:

The Fund currently has one investment in an Underlying Fund that is denominated in euros. The Fund’s policy is to include the realized and unrealized gains or losses on that investment resulting from changes in foreign exchange rates in the realized and unrealized gain/loss from other investments.

Note 3 — Management Fee, Administration Fee and Related Party Transactions

Under the Agreement, the Fund pays the Investment Adviser an annual management fee equal to 1.00% of the aggregate Capital Commitments to the Fund. As described in Note 2F above, after the Members have received distributions equal to the amount of their capital contributions and an 8% annual cumulative return on their unreturned capital contributions, the Investment Adviser will receive distributions in an amount equal to 5% of the distributions to the Members in excess of their capital contributions (the “Incentive Carried Interest”). The Incentive Carried Interest is paid in addition to the 1.00% management fee. At March 31, 2007, the accrued Incentive Carried Interest is $1,520,115.

U.S. Trust Company, N.A. entered into an Investment Monitoring Agreement (the “Monitoring Agreement”) with AIG on December 19, 2003. Effective December 16, 2005, the Investment Adviser assumed U.S. Trust Company, N.A.’s obligations under the Monitoring Agreement pursuant to an assumption agreement. Under the Monitoring Agreement, AIG will provide to the Investment Adviser certain quarterly information regarding the Underlying Funds. The Investment Adviser pays AIG an annual fee of  1/2 of 1% per annum of the Fund’s net asset value related to the Fund’s investments in the existing Underlying Funds pursuant to the terms of this agreement.

Pursuant to an Administration, Accounting and Investor Services Agreement, the Fund retains PFPC Inc. (“PFPC”), a majority-owned subsidiary of The PNC Financial Services Group, as administrator, accounting and investor services agent. In addition, PFPC Trust Company serves as the Fund’s custodian. In consideration for its services, the Fund (i) pays PFPC a variable fee between 0.07% and 0.105%, based on average quarterly net assets, payable monthly, subject to a minimum monthly fee, (ii) pays annual fees of approximately $36,667 for taxation services and (iii) reimburses PFPC for out-of-pocket expenses.

Charles Schwab & Co., Inc. (the “Distributor”), a subsidiary of Schwab, served as the Fund’s distributor for the offering of Units. The Investment Adviser reimbursed the Distributor for its out-of-pocket expenses incurred in connection with this offering. The Distributor has entered into an agreement with UST Securities Corp. (the “Selling Agent”) relating to the purchase of Units through the

Selling Agent acting as brokers or agents for its customers. For the annual period ending March 31, 2007, $0 was paid to Charles Schwab & Co., Inc. relating to Underwriting and Placement Agent activities.

The Board is made up of three Managers who are independent of the Investment Adviser (the “Disinterested Managers”), and one Manager who is an “interested person” as defined by Section 2(a) (19) of the Investment Company Act. The Disinterested Managers receive $2,000 per meeting attended and $5,000 annually for their services. The chairperson receives an additional $500 per meeting and an additional $1,000 annually. The audit committee members receive $750 per meeting attended and the audit committee chairperson receives an additional $500 annually. All Disinterested Managers may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as directors. No person who is an officer, manager or employee of U.S. Trust Corporation, or its subsidiaries, who serves as an officer, manager or employee of the Fund receives any compensation from the Fund.

Note 4 — Capital Commitments of Fund Members to the Fund

As of March 31, 2007, each Member, including the Managing Member, has contributed 100% of its total $36,560,000 capital commitment to the Fund.

Note 5 — Capital Commitments of the Fund to Underlying Funds

As of March 31, 2007, the Fund had outstanding investment commitments to Underlying Funds totaling $12,315,381 as listed.

2003 Riverside Capital Appreciation Fund, L.P.	$1,541,879
Advent Global Private Equity IV-A, L.P.	350,703
Berkshire Partners VI, L.P.	4,029,472
Blue Point Capital Partners, L.P.	1,157,148
Blum Strategic Partners II, L.P.	447,470
Catterton Partners V, L.P.	447,687
Charlesbank Equity Fund V, L.P.	957,350
Cognetas Fund L.P.	543,527
Lincolnshire Equity Fund III, L.P.	2,840,145

$12,315,381

Note 6 — Description of Underlying Funds

The Fund’s investments in domestic buyout funds include Berkshire Partners VI, L.P., which focuses on larger middle market growth buyouts; Blue Point Capital Partners, L.P., which focuses on value-oriented lower middle-market buyouts outside of the Northeastern United States; Blum Strategic Partners II, L.P., which focuses on undervalued public small-cap companies; Catterton Partners V, L.P., which focuses on consumer focused middle-market growth buyouts; Charlesbank Equity Fund V, L.P., which focuses on broad based middle-market buyouts; Lincolnshire Equity Fund III, L.P., which focuses on acquiring and growing small and middle market companies; and 2003 Riverside Capital Appreciation Fund, L.P., which focuses on lower middle-market buyouts.

The Fund’s investments in distressed investment funds include MatlinPatterson Global Opportunities Partners, L.P., which focuses on severely discounted securities and obligations, and OCM Principal Opportunities Fund II, L.P., which focuses on undervalued middle-market companies.

The Fund’s investments in European buyout funds include Advent Global Private Equity IV, L.P., which focuses on middle-market growth buyouts across western Europe, and Cognetas Fund, L.P., which focuses on value oriented middle-market buyouts, primarily in the United Kingdom, France and Germany.

Due to the nature of the Underlying Funds, the Fund cannot liquidate its positions in the Underlying Funds except through distributions from the Underlying Funds, which are made at the discretion of the Underlying Funds. The Fund has no right to demand repayment of its investment in the Underlying Funds.

Note 7 — Pending Litigation

The former Investment Adviser, certain of its affiliates and others were named in four fund shareholder class action lawsuits and two derivative actions which allege that the former Investment Adviser, certain of its affiliates and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain mutual funds managed by the former Investment Adviser. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class action and derivative lawsuits. Several affiliates of the former Investment Adviser and individual defendants have also been dismissed. Plaintiffs’ claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended, and under Section 36(b) and 48(a) of the Investment Company Act of 1940, as amended, however, have not been dismissed.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information and consultation with counsel, U.S. Trust believes that the likelihood is remote that the pending litigation will materially affect the Investment Adviser’s ability to provide investment management services to the Fund. Neither the Investment Adviser nor the Fund is a party to the lawsuits described above.

Note 8 — Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Note 9 — New Accounting Pronouncement

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is in the process of evaluating the effects of the adoption of FIN 48 on the financial statements.

FASB issued Statement No. 157 in September 2006, Fair Value Measurements, which is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. This statement provides enhanced guidance for using fair value to measure assets and liabilities. It clarifies fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The standard applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. The standard does not expand the use of fair value in any new circumstances. The Fund is reviewing the statement and its impact on the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of Excelsior Buyout Investors, LLC:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Excelsior Buyout Investors, LLC (the “Fund”) at March 31, 2007, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at March 31, 2007 by correspondence with the custodian and underlying portfolio funds, provides a reasonable basis for our opinion. The financial statements of the Fund as of March 31, 2006 and for the year then ended, including the financial highlights for the year then ended and for the period April 16, 2004 (commencement of operations) through March 31, 2005, were audited by other auditors whose report dated May 25, 2006, expressed an unqualified opinion on such financial statements.

As explained in Note 2, the financial statements include investments held by the Fund valued at $47,065,694 (76.79% of the Fund’s net assets) at March 31, 2007, the values of which have been fair valued by the Board of Managers, in the absence of readily ascertainable market values.

PricewaterhouseCoopers LLP

New York, NY

May 29, 2007

Excelsior Buyout Investors, LLC

Supplemental Proxy Information (Unaudited)

A special meeting of members of the Fund was held on March 15, 2007 at the offices of the Fund, 225 High Ridge Road, Stamford, Connecticut 06905. The meeting was held for the following purposes: (1) to approve the New Advisory Agreement for the Fund with the Investment Adviser and (2) to approve the election of four members of the Board, David R. Bailin, Virginia G. Breen, Jonathan B. Bulkeley, and Thomas F. McDevitt, as Managers of the Fund.

The results of the proxy solicitation on the above matters were as follows:

	Votes for	Votes against	Votes withheld	Abstentions
Proposal 1	47,525	50	—	0

Proposal 2
1. David R. Bailin	47,525	—	50	—
2. Virginia G. Breen	47,575	—	0	—
3. Jonathan B. Bulkeley	47,575	—	0	—
4. Thomas F. McDevitt	47,575		0

Change in Independent Registered Public Accounting Firm (Unaudited)

On December 11, 2006, Deloitte & Touche LLP (“D&T”) informed the Fund that D&T is not independent of The Bank of America Corporation (“Bank of America”), and that, effective upon the closing date of the Sale, D&T will no longer be able to serve as the Fund’s Independent Registered Public Accounting Firm and provide any attest services to the Fund.

On January 29, 2007, the Board of Managers of the Fund received a letter of resignation from D&T indicating that D&T will no longer serve as the Fund’s Independent Registered Public Accounting Firm. The audit reports of D&T on the Fund’s financial statements as of and for the fiscal years ended March 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended March 31, 2006 and 2005 through the date hereof, there were no disagreements between the Fund and D&T concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreements in connection with its reports; and there were no reportable events as defined in Item 301(a)(1)(iv) of Regulation S-K.

On January 29, 2007, the Fund engaged PricewaterhouseCoopers (“PWC”) as the Fund’s Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2007, replacing the Fund’s prior Independent Registered Public Accounting Firm. This action was taken pursuant to resolutions of the Board of Managers of the Fund, including the Disinterested Managers, acting on the recommendation of its Audit Committee. The Fund did not consult with PWC during its fiscal years ended March 31, 2006 and 2005 on the application of accounting principles to a specified transaction, the type of opinion that might be rendered on the Fund’s financial statements, any accounting, auditing or financial reporting issue, or any item that was either the subject of a disagreement or a reportable event as defined in Item 304 of Regulation S-K.

Excelsior Buyout Investors, LLC

Supplemental Proxy Information (Unaudited) — (continued)

Change in Portfolio Manager of the Fund (Unaudited):

Effective March 21, 2007, Mr. Raghav Nandagopal replaced Mr. Lee A. Gardella as the portfolio manager (the “Portfolio Manager”) primarily responsible for the day-to-day management of the Fund’s portfolio, subject to such policies as may be adopted by the Board.

Mr. Nandagopal joined U.S. Trust in 2001. He is a Vice President of the Fund, a Senior Vice President of the Investment Adviser and a Co-CEO of Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, and Excelsior Private Equity Fund II, Inc. Mr. Nandagopal currently is on the board of directors of some of the underlying companies in the portfolios of these funds.

As of January 31, 2007, Mr. Nandagopal managed the following other accounts:

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance

Raghav Nandagopal	Registered Investment Companies:	1	$46,790,300	1	$46,790,300

	Other Pooled Investment Vehicles:	2	$123,749,338	2	$123,749,338

	Other Accounts:	1	$20,025,294	0	n/a

Real, potential or apparent conflicts of interest may arise in connection with Mr. Nandagopal’s day-to-day portfolio management responsibilities with respect to more than one fund. Mr. Nandagopal may manage other accounts with investment strategies similar to the Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Mr. Nandagopal may personally invest in these accounts. These factors could create conflicts of interest because Mr. Nandagopal may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if Mr. Nandagopal identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, Mr. Nandagopal may execute transactions for other accounts that may adversely impact the value of securities held by the Fund. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by Mr. Nandagopal are generally managed in a similar fashion.

Mr. Nandagopal’s compensation consists of a combination of a fixed salary and a discretionary bonus. The discretionary bonus is not tied directly to the performance, or value of assets, of the Fund or any other fund managed by the Investment Adviser. The amount of salary and bonus paid to Mr. Nandagopal is based on a variety of factors, including, without limitation, the financial performance of the Investment Adviser, execution of managerial responsibilities, client interactions, support and general teamwork.

As of March 31, 2007, Mr. Nandagopal owns approximately $23,936 of Interests in the Fund.

Excelsior Buyout Investors, LLC

Fund Management (Unaudited)

Information pertaining to the Board of Managers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Fund and the Master Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen

Disinterested Managers

Virginia G. Breen c/o Excelsior Buyout Investors, LLC 225 High Ridge Road Stamford, CT 06905 Age 42	Manager (Chair)	Term — Indefinite; Length — since May 2003	Partner, Blue Rock (8/95 to present); also a manager of Excelsior Absolute Return Fund of Funds Master Fund LLC, Excelsior Buyout Investors LLC and Excelsior LaSalle Property Fund Inc.	4

Jonathan B. Bulkeley c/o Excelsior Buyout Investors, LLC 225 High Ridge Road Stamford, CT 06905 Age 46	Manager	Term — Indefinite; Length — since May 2003	CEO of Scanbuy, a wireless software company (3/06 to present); Managing Partner of Achilles Partners (10/01 to 3/06); Non-Executive Chairman of QXL, PLC (2/98 to 2/05); also a manager of Excelsior Absolute Return Fund of Funds Master Fund LLC, Excelsior Buyout Investors, LLC and Excelsior LaSalle Property Fund, Inc.	4

Thomas F. McDevitt c/o Excelsior Buyout Investors, LLC 225 High Ridge Road Stamford, CT 06905 Age 50	Manager	Term — Indefinite; Length — since May 2003	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/02 to present); Managing Director, Societe Generale (6/98 to 3/02); also a manager of Excelsior Absolute Return Fund of Funds Master Fund LLC, Excelsior Buyout Investors LLC and Excelsior LaSalle Property Inc.	4

Name, Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen

Interested Manager

David R. Bailin* c/o United States Trust Company, National Association 225 High Ridge Road Stamford, CT 06905 Age 47	Manager and Co-Chief Executive Officer	Term — Indefinite; Length —since September 2006	Managing Director of U.S. Trust’s Alternative Investment Division (since 9/06); co-founder of Martello Investment Management, a hedge fund-of-funds specializing in trading strategies (2/02 to 9/06); Chief Operating Officer and Partner of Violy, Byorum and Partners, LLC, an investment banking firm focusing on Latin America (1/00 to 1/02); also a manager of Excelsior Absolute Return Fund of Funds Master Fund LLC, Excelsior Buyout Investors LLC and Excelsior LaSalle Property Inc.	4

*	Manager is an “interested person” (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.

Excelsior Buyout Investors, LLC

Fund Management (Unaudited) — (continued)

Information pertaining to the officers of the Fund is set forth below.

Officers of the Fund
Name, Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen

Steven L. Suss United States Trust Company, National Association 225 High Ridge Road Stamford, CT 06905 Age: 47	Chief Financial Officer and Treasurer	Term — Indefinite; Length — since April 2007	President and Director, UST Advisers, Inc. (4/07 to present); Senior Vice President, Alternative Investments Division, USTCNA (4/07 to present); Chief Financial Officer and Chief Compliance Officer, Heirloom Capital Management, L.P. (5/02 to 9/06); Vice President and Chief Financial Officer, Westway Capital LLC (9/97 to 1/02).	N/A

Raghav Nandagopal United States Trust Company, National Association 225 High Ridge Road Stamford, CT 06905 Age: 45	Vice President	Term — Indefinite; Length — since June 2005	Senior Vice President and Portfolio Manager, UST Advisers, Inc. (12/05 to present); Senior Vice President, U.S. Trust (4/06 to present) and U.S. Trust Company, N.A. (3/02 to 3/06); Vice President, U.S. Trust Company, N.A. (2/01 to 2/02).	N/A

Mr. Ben Tanen United States Trust Company, National Association 225 High Ridge Road Stamford, CT 06905 Age: 31	President and Co-Chief Executive Officer	Term — Indefinite; Length — since March 2007	Vice President, UST Advisers, Inc. (9/05 to present); Associate and Vice President at Dawntreader Ventures (formerly SoundView Ventures), a venture capital firm (2000 to 2005); Associate Analyst at Giga Information Group (now Forrester Research), a technology research and advisory firm (1997 to 1999).	N/A

Marina Belaya United States Trust Company, National Association 225 High Ridge Road Stamford, CT 06905 Age: 40	Secretary	Term — Indefinite; Length — since April 2007	Vice President, Senior Attorney, the Office of General Counsel, United States Trust Company, National Association (2/06 to present); Vice President, Corporate Counsel, Prudential Financial (4/05 to 1/06); Associate, Schulte Roth & Zabel LLP (9/02 to 3/05).	N/A

Joan Hoffman United States Trust Company, National Association 114 W. 47th Street New York, NY 10036 Age: 51	Chief Compliance Officer	Term — Indefinite; Length — since January 2007	Managing Director and Head of Compliance, USTCNA (8/04 to present) and Chief Compliance Officer of the Excelsior Investment Funds; Managing Director, Regulatory Relationships, Operational Risk Management and Cross Product Service (3/02 to 7/04) and Global Risk Manager (7/98 to 3/02), Deutsche Bank.	N/A

All officers of the Fund are employees and/or officers of the Investment Adviser.

Officers of the Fund are elected by the managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Excelsior Buyout Investors, LLC

Fund Management (Unaudited) — (continued)

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. U.S. Trust and its affiliates are wholly owned subsidiaries of The Charles Schwab Corporation. Additional information is available upon request.

The SAI (or Statement of Additional Information) includes additional information about the managers of the Company and is available, without charge, upon request by calling collect (203)352-4497.

Excelsior Buyout Investors, LLC

The New Advisory Agreement Approval (Unaudited)

In determining whether to approve the New Advisory Agreement that will go into effect upon consummation of the Sale (as discussed above), the Board considered the following information:

1) The nature, extent and quality of services provided by the Investment Adviser.

The Managers reviewed in detail the nature and extent of the services provided by the Investment Adviser under the current advisory agreement and the quality of those services. The Managers noted that these services included managing the investment program of the Fund as well as the provision of general corporate services. The Managers also discussed the structure and capabilities of the Investment Adviser, including technology and operational support, which support the services provided to the Fund and considered the impact of the Sale on these matters. The Managers agreed that the Fund benefits from these services, and assessed the nature, scope and quality of services provided to the Fund by the Investment Adviser as indicated by the materials and information supplied to the Managers. The Managers also considered the Investment Adviser’s research and portfolio management capabilities, as well as the Investment Adviser’s extensive administrative and compliance infrastructure. The Managers also discussed the biographies of key personnel of the Investment Adviser, as well as the financial information and other information provided regarding the Investment Adviser in the materials supplied to the Managers. The Managers also considered that the Investment Adviser, at its own expense, had entered into an investment monitoring agreement with AIG PEP III Partnership GP, LLC (“AIG”) pursuant to which AIG monitored the Fund’s portfolio investments and that the Investment Adviser supervises AIG in the provision of these services. The Managers considered that the Investment Adviser paid for all compensation to officers of the Fund that were affiliated with the Investment Adviser. The Managers also focused on the Investment Adviser’s knowledge of the private equity investments contained in the Fund’s portfolio and on its expertise and reputation in this market segment. The Managers evaluated these factors based on their direct experience with the Investment Adviser and in consultation with Fund counsel and counsel to the Independent Managers. The Managers concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Investment Adviser under the Fund’s current advisory agreement with the Investment Adviser had been high. The Managers also considered the information provided by the Bank of America and U.S. Trust as to the impact of the Sale on all of these matters and the representations of the Bank of America that no adverse material impact on the daily operations of the Fund or the nature or quality of the investment advisory activities provided to the Fund by the Investment Adviser is expected to arise as a result of being affiliated with Bank of America. The Board also considered the general reputation and financial resources of Bank of America.

2) The performance of the Fund and the Investment Adviser.

The Managers reviewed the performance of the Fund since its inception. The Managers also reviewed the valuations of the buyout funds contained in the Fund’s portfolio and concluded that those investments had appreciated significantly from their original cost basis. Because the Fund is a closed-end fund of funds investing in buyout focused funds, the Managers determined that there was no relevant peer group performance analysis available. The Managers reviewed the Fund’s internal rate of return since inception and considered the Fund’s history of making cash distribution to its unit holders. The Managers noted that, on a cumulative basis, the Fund had already made significant distributions to its Members. The Managers concluded that the Fund’s performance,

Excelsior Buyout Investors, LLC

The New Advisory Agreement Approval (Unaudited) — (continued)

and the performance of the Investment Adviser in achieving that performance, was excellent. In connection with their assessment of the performance of the Investment Adviser, the Managers considered the Investment Adviser’s financial condition and whether it will have the resources necessary to carry out its functions under the New Agreement. In this regard, the Managers reviewed the various financial statements of the Investment Adviser and U.S. Trust and concluded that the Investment Adviser has the financial resources necessary to continue to perform its obligations to the Fund. The Managers also considered the financial resources of the Bank of America and concluded that the Bank of America also had the financial resources necessary to enable the Investment Adviser to perform its obligations under the New Agreement and to continue after the Closing Date to provide the high quality services that it has provided to the Fund.

3) The cost of the advisory services and the profits to the Investment Adviser and its affiliates from the relationship with the Fund.

In connection with the Managers’ consideration of the level of the advisory fee, the Managers considered a number of factors. First, the Managers compared the level of the advisory fee against the fee charged by other private equity fund of funds. In performing this analysis, the Managers took into account that there was no recognized broad-based industry database for comparative fees of private equity fund of funds. Instead, the Managers relied on their own knowledge of the marketplace and reviewed the “State of the Markets” research report on private equity funds of funds issued in 2004 by an independent organization called Asset Alternatives (the “Asset Alternatives Report”). The Managers considered that the Fund’s 1% base fee was well within the range of the average and median fees reported in the Asset Alternatives Report. The Managers also considered the carried interest feature of the advisory fee and concluded, based on the Asset Alternatives Report, that the Investment Adviser’s 5% carried interest and 8% hurdle rate compared very favorably to other funds and to its sister fund, Excelsior Buyout Partners, LLC (“EBP”), a private fund not required to be registered under the 1940 Act that makes parallel investments to the Fund at the same time and on the same terms. The Managers considered this information as useful in assessing whether the Investment Adviser was providing services at a cost that was competitive with other similar funds. The Managers noted that, other than EBP, the Fund was the only product of its nature managed by the Investment Adviser and therefore determined that the fee charged by the Investment Adviser to other clients for other advisory services was not relevant. Based on their review of these factors and on their own industry experience, the Managers concluded that the level of advisory fee was reasonable.

The Managers also considered the profitability to the Investment Adviser of its relationship with the Fund. In this regard the Managers reviewed a profitability estimate generated by the Investment Adviser for calendar year 2006. The Managers reviewed income received by the Investment Adviser from the advisory fee and expenses borne by the Investment Adviser, including organizational expenses and the investment monitoring fee expense. The Managers also considered accruals for the Investment Adviser’s carried interest, noting that realization by the Investment Adviser of any carried interest amount was not yet certain. Even after taking such accruals into account, the Managers concluded that the profitability of the Fund to the Investment Adviser was not excessive.

4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Managers’ consideration of economies of scale, the Managers noted that the Fund, as a closed-end fund, is not designed to increase in size. In addition, as a result of its distribution policy, the Fund was

Excelsior Buyout Investors, LLC

The New Advisory Agreement Approval (Unaudited) — (continued)

structured to progressively decline in size as distributions were made and that the amount of the advisory fee would decrease as the Fund decreased in size. The Managers noted that since the advisory fee was a fixed percentage of the Fund’s total assets, the amount of the advisory fee would decrease as the Fund decreased in size. The Managers concluded that for these reasons, considerations as to economies of scale were not relevant to their consideration of the appropriateness of the advisory fee.

5) Other Factors.

In addition, the Managers considered that Bank of America has agreed with Schwab to use reasonable best efforts, to the extent within its control or that of its affiliates, to comply with Section 15(f) of the 1940 Act.

In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling. Based on its evaluation of the information and the conclusions with respect thereto at its meetings, the Board, including all of the Independent Managers, unanimously: (a) concluded that the terms of the New Agreement is fair and reasonable; (b) concluded that the Investment Adviser’s fees are reasonable in light of the services to be provided by the Investment Adviser to the Fund; and (c) agreed to approve the New Agreement and to recommend the approval of the New Agreement to Members.

Excelsior Buyout Investors, LLC

Proxy Voting and Form N-Q (Unaudited)

Information regarding proxy votes cast by the Fund (if any) is available without charge, upon request, by calling the Fund collect at 203-352-4497 or on the website of the Securities and Exchange Commission at www.sec.gov. The Fund did not receive any proxy solicitations during the period ended March 31, 2007.

The Fund files a complete portfolio schedule with the Securities and Exchange Commission within 60 days after the end of the first and third fiscal quarters on Form N-Q, beginning with the quarter ended December 31, 2004. The Form N-Q is available at www.sec.gov and may be obtained at no charge by calling collect at 203-352-4497.

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Chief Financial Officer. The registrant has not made any amendments or granted any waivers to its code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Managers has determined that there are two audit committee financial experts serving on its audit committee, Virginia G. Breen and Jonathan Bulkeley, who are “independent,” as defined in the instructions to this Item.

Item 4.	Principal Accountant Fees and Services.

	FYE 03/31/07	FYE 03/31/06
4(a) Audit Fees	$59,000	$62,560
4(b) Audit Related Fees	$0	$0
4(c) Tax Fees	$0	$0
4(d) All Other Fees	$0	$388

4(e)(1) The registrant’s audit committee is required to pre-approve (i) all audit and non-audit services performed by the independent registered public accounting firm (“accountants”) for the registrant and (ii) any non-audit services performed by the accountants for the registrant’s investment adviser and control persons of the adviser that provide ongoing services to the registrant (“Service Affiliates”) if the services relate directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

4(e)(2) None.

4(f) Not applicable.

4(g) The amount of non-audit fees that were billed by the registrant’s accountant for services rendered to (i) the registrant, and (ii) the registrant’s investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2007, were $0 and $0, respectively. The amount of non-audit fees that were billed by the registrant’s accountant for services rendered to (i) the registrant, and (ii) the registrant’s investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2006, were $0 and 754,000, respectively.

4(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated responsibility for voting proxies to the investment adviser. Those Proxy Voting Policies are attached herewith.

PROXY VOTING POLICIES AND PROCEDURES

Overview

U.S. Trust and its affiliates1 often have authority to vote proxies for shareholders with accounts managed by U.S. Trust and its affiliates. As an investment adviser or as a trustee, U.S. Trust has a fiduciary duty to act in the best interest of its clients (maximizing shareholder value over time) when exercising this authority. At U.S. Trust, we recognize that in those cases where we have voting authority, we must make voting decisions that are in the best long-term economic interest of our clients (or, in the case of ERISA accounts, in the interest of the plan’s participants and their beneficiaries).

Set forth below are U.S. Trust’s Policies and Procedures with respect to any voting or consent rights of clients (including mutual funds) for which any U.S. Trust entity has voting authority. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of U.S. Trust, on behalf of its clients, with respect

[1]	U.S. Trust includes United States Trust Company, National Association, U.S. Trust New York Asset Management Division, UST Advisers, Inc., and U.S. Trust Company of Delaware.

to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. To the extent issues are not covered by U.S. Trust’s Policies and Procedures, U.S. Trust will vote proxies in its discretion after taking into consideration the best long-term economic interest of its clients. These Policies and Procedures may be revised from time to time. Appendix A and Appendix B set forth the Proxy Committee’s current policies with respect to how U.S. Trust will vote with regard to specified matters that may arise from time to time.

Special Fiduciary Services Division

These policies and procedures do not apply to the qualified or unqualified employee benefit plan accounts for which the Special Fiduciary Services Division of United States Trust Company, N.A. (“SFS”) acts as a plan fiduciary. SFS has established its own proxy policies and procedures. The SFS client accounts commonly hold large concentrations of employer securities. Due to the special nature of these accounts, U.S. Trust and SFS may reach different voting decisions on a particular matter.

Limitations Relating to Proxy Voting

While U.S. Trust uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for U.S. Trust to vote proxies. Such circumstances include when a client has loaned securities to a third party and is unable to recall the securities in sufficient time to vote the proxies by the required deadline or if an account would lose security lending income if the securities were recalled. Additionally, U.S. Trust may not be able to vote proxies in connection with certain holdings of foreign securities if U.S. Trust does not receive the proxy statement in time to vote the proxies or is unable to meet the requirements necessary to vote the proxies (e.g. share blocking, limited value, unjustifiable costs, custodial processing delays or securities on loan). In circumstances where a client held a security as of record date, but the security is sold prior to the shareholder meeting, U.S. Trust will abstain from voting that security.

Proxy Committee

The Proxy Committee of United States Trust Company, N.A. is responsible for establishing and implementing these proxy voting policies and procedures. The Proxy Committee may also consider special proxy issues that may arise from time to time, including voting proxies for which the Policies and Procedures do not provide clear and definitive guidance and/or where an exception to the established Policies and Procedures may be in the interest of U.S. Trust’s proxy voting clients. The Proxy Committee is comprised of personnel of United States Trust Company, N.A., its Director of Equity Research, a senior representative from its Equity Research Operations, Trust, International Investments, Equity Income, Risk Management, and Wealth Management. At least annually, the Proxy Committee reviews the voting guidelines set forth in Appendices A and B and the use of the third party proxy voting service. The Proxy Committee may call upon research analysts and investment professionals for their opinion on a particular issue based upon their in-depth knowledge of the issuer and the issues involved.

Voting and Use of Proxy Voting Service

U.S. Trust has engaged an independent proxy voting service, Institutional Shareholder Services, Inc. (“ISS”), a nationally recognized provider of proxy voting services, to assist in the voting of proxies. ISS is responsible for voting, on behalf of U.S. Trust, in accordance with the guidelines stipulated in Appendices A and B and for maintaining copies of voting records and proxy statements received by issuers. ISS will refer proxy questions to a member of the Equity Research Operations Group for instructions under circumstances where : (1) the application of the Proxy Policies and Procedures is unclear; (2) a particular ballot item is not covered by the Proxy Policies and Procedures; or (3) the Proxy Policies and Procedures call for input from U.S. Trust. ISS also may provide the Proxy Committee with recommendations regarding particular proxy matters.

Proxy Coordination

A member of the Equity Research Operations Group is responsible for working with the proxy voting service, soliciting feedback from the Proxy Committee as required, and for communicating to ISS the Proxy Policies and Procedures. ISS produces monthly reports of ballots cast on behalf of clients and the Security Operations Group does a random sampling of the ballots cast by the proxy voting service against these Policies and Procedures to verify adherence by ISS to these Policies and Procedures.

Conflicts of Interest

From time to time, U.S. Trust may experience material conflicts of interest with respect to proxy voting. Because these Policies and Procedures are pre-determined and designed to be in the best interests of clients, application of the Policies and Procedures to vote client proxies should, in most cases, adequately address any possible conflicts of interest. U.S. Trust will follow the procedures set forth in Appendix C in connection with voting shares issued by publicly traded companies affiliated with U.S. Trust and with voting shares of investment companies and alternative investment vehicles (i.e., hedge funds, private equity funds, and other alternative investment pools) advised by U.S. Trust or an affiliate.

Reporting and Recordkeeping

Except to the extent required by applicable law or otherwise approved by U.S. Trust, U.S. Trust will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, U.S. Trust will disclose to a client or the entity delegating the voting authority to U.S. Trust for such client, how U.S. Trust voted such client’s proxy. The proxy voting record of investment companies advised by U.S. Trust are available on the SEC’s website at http://www.sec.gov. In addition, clients for which any U.S. Trust entity has voting authority, may obtain a copy or these Policies and Procedures upon request.

Statement of Proxy Voting Guidelines

The Proxy Committee has established the following voting guidelines which provide a general indication as to how U.S. Trust will vote proxies on certain issues. However, these examples do not address all potential voting issues or the intricacies that may surround individual proxy votes, and for that reason, actual proxy votes may differ from the guidelines presented here. In compelling circumstances, the Proxy Committee may determine to “split” the U.S. Trust vote on a particular matter for different investment advisory clients for which it is exercising its authority to vote proxies. Any decision to “split” votes must be appropriate from the standpoint of the best long-term economic interests of each of its clients.

Appendix A – Routine Issues

U.S. Trust will vote the following items as recommended by management of the issuer because U.S. Trust believes the recommendations by the issuer generally are in shareholders’ best long-term economic interests, and therefore in the best long-term economic interests of U.S. Trust’s clients.

1. Ratification of auditors and compensation paid to auditors.

2. Corporate housekeeping matters – including: Proposals relating to the conduct of the annual meeting, name changes, non-substantive or corrective changes to charter or by-laws (including increasing or decreasing the number of directors), proposals as to the creation of corporate governance, nominating or other committees and proposals concerning the composition of such committees, and proposals relating to whether one individual may act as both Chairman and CEO or otherwise hold simultaneous officer and director positions.

3. Routine capitalization matters – including: Matters relating to adjusting authorized common or preferred stock, reverse splits or other business matters not related to anti-takeover measures, issuance of shares in connection with an acquisition, or increase in capital stock for a shareholder rights plan.

4. Composition of the board- including: Removal of directors for cause, establishing term limits for directors, requiring two candidates for each board seat; except that proposals relating to whether a majority of the board must be independent are not considered routine.

5. General corporate matters – including: Formation of a holding company, reincorporation into a different state or country, issuance of special reports (including reports on employment and recruiting practices in relation to gender, race or other characteristics) and reports on charitable/political contributions and activities, adoption, renewal or amendment of shareholder rights plan, establishing or amending employee savings, employee stock ownership plans or investment plans.

6. Routine procedural matters – including: the opening of the shareholder meeting, acknowledge proper convening of meeting, that the meeting has been convened under local regulatory requirements, the presence of quorum, the agenda for the meeting, the election of the chair of the meeting, the appointment of shareholders to co-sign the minutes of the meeting, regulatory filings, the designation of inspector(s) or shareholder representative(s) for the meeting, the designation of two shareholders to approve and sign minutes of the meeting, the allowance of questions, the publication of minutes, the closing of the meeting, authorize the board to ratify and execute approved resolutions, and prepare and approve the list of shareholders.

7. Remuneration report – In several non-U.S. markets, including the United Kingdom, Sweden, Australia, and the Netherlands, shareholders are given the opportunity to ratify the company’s equity based, and cash compensation policies. We generally vote for the routine approval of remuneration reports in non-U.S. markets.

8. Annual formal discharge of the board and management – In several non-U.S. markets, shareholders are asked to approve actions taken by the board and management during the year. The annual formal discharge is a tacit vote of confidence in the company’s management. We generally vote for discharge of the board and management, unless: there are serious questions about actions of the board or management for the year in question; or, legal action is being taken against the board by other shareholders. In addition, we typically vote against proposals to remove the annual discharge of board and management from the agenda.

Appendix B – Non-Routine Issues

The Proxy Committee has adopted the following guidelines with respect to the following non-routine issues.

1 – Proposals Regarding Director Elections

i.	Election of directors – We typically vote for on individual director nominees in an uncontested election of directors. We evaluate a contested election of directors on a case-by-case basis considering such factors as the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

ii.	Cumulative voting for the election of directors – Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or a few, or all directors on a multi-candidate slate. We believe that cumulative voting favors special interest candidates who may not represent the interests of all shareholders. We typically vote against proposals for cumulative voting and for proposals to eliminate cumulative voting.

iii.	Classified boards – We believe that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We believe that a non-classified board (requiring re-election of all directors annually) increases the accountability of the board to shareholders. We typically vote against proposals seeking classification of a board and for proposals seeking declassification.

iv.	Term limits for independent directors – We believe that term limits can result in arbitrarily discarding knowledgeable, experienced directors. We believe that qualified and diligent directors should be allowed to continue to serve the interests of a company’s shareholders and that term limits do not serve shareholder’s interests. We typically vote against proposals to set term limits.

v.	Proposals concerning whether a majority of the board must be independent – We believe that it is beneficial for a majority of the board of directors of a company to be comprised of independent directors. As such, we typically vote for such proposals.

vi.	Proposals requiring a majority vote for election of directors – We will typically vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).

2 - Other Director-Related Proposals

(i)	Proposals limiting liability or providing indemnification of directors – We believe that in order to attract qualified, effective and experienced persons to serve as directors, it is appropriate for a company to offer appropriate and competitive protection to directors from exposure to unreasonable personal liability potentially arising from serving as a director. We typically vote for such proposals.

(ii)	Proposals regarding director share ownership – Similarly to employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director’s cash compensation) or through option grants, we believe director share ownership is in the interests of shareholders. We typically vote for such proposals.

3 – Anti-Takeover Proposals and Shareholder rights

(i)	Shareholder rights plans and poison pills – Poison pills are used as a defense against takeover offers that are not welcomed by incumbent management. Such plans typically allow shareholders (other than the shareholder making the takeover offer) to purchase stock at significantly discounted prices. Such a plan may serve to entrench management and directors and may effectively prevent any take-over, even at a substantial premium to shareholders. We typically vote against poison pill plans and against proposals to eliminate a requirement that poison pill plans be submitted to shareholders for approval.

(ii)	Defensive Use of Share Issuances – We typically vote against management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

(iii)	Other anti-takeover provisions – We typically vote against other anti-takeover provisions, such as blank check preferred stock, greenmail provisions, shark repellants and increases in authorized shares for anti-takeover purposes and typically vote for proposals such as fair price amendments.

(iv)	Limitations on shareholder rights – We typically vote against proposals which limit shareholders’ corporate rights, including, the right to act by written consent, the right to remove directors, to amend by-laws, to call special meetings, or nominate directors.

(v)	Proposals regarding supermajority vote requirement – We support shareholders’ ability to approve or reject matters based on a simple majority. We typically vote against proposals to institute a supermajority vote requirement.

(vi)	Proposals regarding confidential voting – Confidential voting allows shareholders to vote anonymously and we believe helps large institutional shareholders avoid undue influence that may be exerted by special interest groups. Prohibiting confidential voting may discourage some shareholders from exercising their voting rights, which we believe is not in the best interests of a company’s shareholders. We typically vote for the adoption of confidential voting proposals and against proposals to prohibit confidential voting.

(vii)	Discretionary voting of unmarked proxies – Such proposals often provide management with the discretion to vote unmarked proxies as management determines. Except for the discretion to vote unmarked proxies with respect to a proposal to adjourn a meeting and to set a new meeting date, we believe it is not proper to provide management with the discretion to vote unmarked proxies. We typically vote against such proposals.

4 - Management Compensation Proposals

(i)	Equity-based compensation plans – We will assess the potential cost of equity-based compensation plans by using the proxy voting service’s quantitative approach to evaluating such plans. The quantitative approach is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. We will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. We typically vote for equity-based plans with costs within the allowable cap and against those with costs above the allowable cap. In addition, we generally vote against plans that provide: a) for repricing of underwater stock, b) excessive CEO compensation relative to company performance, i.e. pay-for-performance disconnect, or c) excessive three-year average burn rate. We may also vote against an equity-based plan proposal if there are significant concerns about egregious compensation practices, even if the costs of such plans are within the allowable cap.

(ii)	Shareholder proposals on compensation – disclosure/setting levels or types of compensation for executives and directors – We typically vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. We typically vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. We typically vote against shareholder proposals requiring director fees be paid in stock only.

(iii)	Performance-based awards – We typically vote for shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless: a) the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); and b) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

(iv)	Severance agreements for executives/golden parachutes – We typically vote for shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. We typically vote for proposals to ratify or cancel golden parachutes if they include the following: a) The triggering mechanism is beyond the control of management; b) The amount does not exceed three times base salary (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs); and c) change-in-control payments include the following double-triggers: (I) after a change in control has taken place, and (II) termination of the executive as a result of the change in control. A change in control is defined as a change in the company ownership structure.

(v)	Supplemental executive retirement plans (SERPs) – We typically vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

(vi)	Retirement bonuses for directors and statutory auditors – We typically vote against payment of retirement benefits to non-executive directors and statutory auditors. When one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company for at least three years, we oppose payment, particularly as the size of these payments may be at the discretion of the board. If any one individual does not meet our criteria, we typically vote against the entire proposal.

All other shareholder proposals regarding executive and director pay will be voted on a case-by-case basis taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

5 - Non-Routine General Corporate Matters

(i)	Proposals relating to asset sales, mergers, acquisitions, reorganizations & restructurings – These proposals are typically brought by management for underlying business reasons. We believe that management best understands the corporation’s business and is best situated to take appropriate courses of action. Thus, we typically vote for such proposals.

(ii)	Financial results/director and auditor reports – We typically vote for approval of financial statements and director and auditor reports, unless: a) there are concerns about the statements presented or audit procedures used; or b) the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

(iii)	Appointment of statutory auditors – We typically vote for the appointment or reelection of statutory auditors, unless: a) there are serious concerns about the statutory reports presented or the audit procedures used; b) questions exist concerning any of the statutory auditors being appointed; or c) the auditors have previously served the company in an executive capacity or are otherwise considered affiliated with the company.

(iv)	Allocation of income – We typically vote for approval of the allocation of income, unless: a) the dividend payout ratio has been consistently below 30 percent without adequate explanation; or b) the payout is excessive given the company’s financial position.

(v)	Stock (scrip) dividend alternative – We generally vote for most stock (scrip) dividend proposals. However, we typically vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

(vi)	Amendments to articles of incorporation or articles of association – We generally vote for proposals to amend articles of incorporation or articles of association if: a) shareholder rights are protected; b) there is negligible or positive impact on shareholder value; c) management provides adequate reasons for the amendments; and d) the company is required to do so by law (if applicable). We typically vote against proposals to amend articles if the amendment is deemed not to be in the long-term economic best interest of shareholders.

(vii)	Change in company fiscal term – We typically vote for proposals to change a company’s fiscal term unless a company’s motivation for the change is to postpone its Assembly General Meeting.

(viii)	Lower disclosure threshold for stock ownership – We typically vote against proposals to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

(ix)	Amend quorum requirements – We generally vote against proposals to lower the quorum requirement, unless we believe the proposal is consistent with market norms, the company’s reasons for the change are in line with shareholders’ interests, and the company’s ownership structure would not hamper wider shareholder participation. Companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings.

(x)	Increase in borrowing powers – We generally vote for proposals to approve increases in a company’s borrowing powers after taking into account management’s stated need for the increase, the size of the increase, and the company’s current debt-to-equity ratio or gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has an exceptionally high debt-to-equity ratio compared to its industry, we typically vote against the proposal.

(xi)	Share repurchase plans – We typically vote for share repurchase plans, unless: a) clear evidence of past abuse of the authority is available; or b) the plan contains no safeguards against selective buybacks.

(xii)	Reissuance of shares repurchased – We typically vote for proposals to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

(xiii)	Capitalization of reserves for bonus issues/increase in par value – We typically vote for proposals to capitalize reserves for bonus issues of shares or to increase par value.

(xiv)	Adjust par value of common stock – We typically vote for management proposals to reduce par value of common stock.

(xv)	Issuances of shares with or without preemptive rights – General Issuances: We typically vote for proposals for the issuance of shares with preemptive rights to a maximum of 100 percent over currently issued capital. We typically vote for proposals for the issuance of shares without preemptive rights to a maximum of 20 percent of currently issued capital. We typically vote against proposals for the general issuance of shares with or without preemptive rights above and beyond the aforementioned thresholds. Specific Issuances: We typically vote on a case-by-case basis.

(xvi)	Control and profit transfer agreements – We generally vote for management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

(xvii)

Mandatory takeover bid waivers – We generally vote against proposals to waive mandatory takeover bid requirements. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners. However, we are in favor of a waiver of mandatory takeover bid requirements when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom, Ireland and Australia, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under such circumstances, we generally vote for such a waiver if the share repurchase would not push the large shareholder’s stake in the company above 50 percent.

(xviii)	Expansion of business activities – We typically vote for the expansion of business activities unless the new business takes the company into risky areas.

(xix)	Related-party transactions – We generally vote for related-party transactions, unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms to shareholders.

(xx)	Proposals for extinguishing shareholder preemptive rights – Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. For companies having large, actively-traded equity capitalizations, individual shareholder’s proportionate ownership may easily be obtained by market purchases. We believe that greater financing flexibility and reduced expenses afforded by not having preemptive rights are more beneficial to shareholders than the ability to maintain proportionate ownership through preemptive rights. We typically vote for proposals to extinguish such rights and against proposals to create such rights.

(xxi)	Proposals requiring consideration of comparative fee information by independent auditors – The cost of an audit is determined mainly by the specific characteristics of each corporation, which may not be comparable even for companies within the same industry. Thus, the comparison of one auditor’s fees with those of another auditor for a different corporation is not meaningful. We further believe that the cost of the audit should not be the overriding factor in the selection of auditors. As such, we typically vote against such proposals.

(xxii)	Proposals mandating diversity in hiring practices or board composition – We believe that management is best able to make hiring and firing decisions and should make those decisions, consistent with the requirements of applicable law, based on the best available talent for the position in question. We believe that federal and state anti-discrimination laws should control to prevent discriminatory practices and that the vast majority of corporations make concerted efforts to comply with federal and state laws that prohibit employment discrimination. We typically vote against such proposals.

(xxiii)	Proposals prohibiting dealings with certain countries – The decision to prohibit business dealings with any country is a policy issue that we believe is best reserved to the U.S. government. If the U.S. government has not prohibited trade or business dealing with companies in a particular foreign country, then we believe it is up to management to determine whether it would be appropriate for a company to do business in that country. We typically vote against such proposals.

(xxiv)	Proposals to limit the number of other public corporation boards on which the CEO serves – We believe that service on multiple boards may enhance the CEO’s performance by broadening his or her experience and facilitating the development of a strong peer network. We feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO. We typically vote against such proposals.

(xxv)	Proposals to limit consulting fees to an amount less than audit fees – We believe that access to the consulting services of professionals is a valuable resource of increasing importance in the modern world that should be at the disposal of management. We believe that restricting management’s access to such resources is not in the interests of the corporation’s shareholders. We typically vote against such proposals.

(xxvi)	Proposals to require the expensing of stock options – Current accounting standards in the U.S. require the expensing of stock options, but not all foreign countries have adopted this standard. We believe that the expensing of stock options is beneficial in reviewing the financial condition of an issuer. We typically vote for such proposals.

(xxvii)	Proposals restricting business conduct for social and political reasons – We do not believe that social and political restrictions should be placed on a company’s business operations, unless determined to be appropriate by management. While, from an investment perspective, we may consider how a company’s social and political practices may affect present and prospective valuations and returns, we believe that proposals that prohibit companies from lines of business for social or political reasons are often motivated by narrow interest groups and are not in the best interest of the broad base of shareholders of a company. We believe that management is in the best position to determine these fundamental business questions. We typically vote against such proposals.

(xxviii)	Proposals requiring companies’ divestiture from various businesses – Proposals to require companies to divest from certain businesses, like tobacco, or from businesses that do not follow certain labor practices, are often motivated by narrow special interest groups. We believe that management is best suited to determine a company’s business strategy and to consider the interests of all shareholders with respect to such matters. We typically vote against such proposals.

6 - Distressed and Defaulted Securities

(i)	Waivers and consents – We may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (a) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (b) potential for avoiding cross-defaults under other agreements; and (c) likelihood that deferral of default will give the obligor an opportunity to improve its business operations. We will generally vote such proposals on a case-by-case basis.

(ii)	Voting on Chapter 11 plans of liquidation or reorganization – We may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (a) other alternatives to the proposed plan; (b) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (c) whether the vote is likely to increase or decrease recoveries to clients. We will generally vote such proposals on a case-by-case basis.

7 – Investment Companies and Alternative Investment Vehicles

The voting rights of alternative investment vehicles (i.e., hedge funds, private equity funds, and other alternative investment pools) generally are rights of contract set forth in the limited liability company agreement, the limited partnership agreement, bylaws or memorandum and articles of association. We will vote all proxies or consents for unaffiliated investment companies and alternative investment vehicles in accordance with these Policies and Procedures. To the extent a proposal relates to one of the following matters, we will vote such proposals on a case-by-case basis: (i) approval of investment advisory and/or distribution agreements; (ii) approval of distribution plans; (iii) changes in fees or expenses; (iv) conversion of the company from closed-end to open-end form; (v) changes in the “fundamental policies” of the company; (vi) change in side pocket limitations; (vii) change in the state or form of organization of the company; and (viii) dispositions of assets, termination or liquidations of the fund.

For clients invested in an investment company or an alternative investment vehicle that is advised or sub-advised by U.S. Trust or its affiliates, the procedures set forth Appendix C will be followed.

8 - Other Shareholder proposals – Other shareholder proposals may arise from time to time that have not been previously considered by management. These proposals often have a narrow parochial focus. We typically vote with management with regard to such proposals.

Appendix C- Conflicts Procedures

Conflicts Related to Voting of Shares of Investment Companies and Alternative Investment Vehicles advised or sub-advised by U.S. Trust or an affiliate

We may have voting authority for shares held by our clients in mutual funds or hedge funds managed by U.S. Trust or its affiliates. In these circumstances, we may have a conflict of interest in voting these shares on behalf of our clients, particularly in matters relating to approval of the investment management agreement, advisory or other fees or mergers and acquisitions. In all cases, it is our policy to instruct ISS to vote these shares in accordance with its own recommendations or the recommendations of another independent third-party proxy voting firm.

Conflicts Associated with Voting of Shares Issued by Affiliated Companies

U.S. Trust is affiliated with Charles Schwab & Co. (“Schwab”), which is a publicly registered company. U.S. Trust may have voting authority for shares held by its clients in Schwab. We may have a conflict of interest in voting these shares on behalf of our clients as a result of this affiliation. In all cases, it is our policy to instruct ISS to vote Schwab securities in accordance with its own recommendations or the recommendations of another independent third-party proxy voting firm.

The Proxy Committee will periodically obtain representations and assurances from ISS (or any other agent selected by the Committee for purposes of these Conflicts Procedures) that the agent is not itself conflicted from making such a recommendation. If the Proxy Committee determines that ISS (or such other agent) also has a conflict, it shall secure the services of another independent third-party proxy voting firm and vote the shares in accordance with the recommendations of that firm.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Effective March 21, 2007, Mr. Raghav Nandagopal replaced Mr. Lee A. Gardella as the portfolio manager (the “Portfolio Manager”) primarily responsible for the day-to-day management of the registrant’s portfolio, subject to such policies as may be adopted by the Board.

Mr. Nandagopal joined U.S. Trust in 2001. He is a Vice President of the registrant, a Senior Vice President of the Investment Adviser and a Co-CEO of Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, and Excelsior Private Equity Fund II, Inc. Mr. Nandagopal currently is on the board of directors of some of the underlying companies in the portfolios of these funds.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member – As of March 31, 2007:

Raghav Nandagopal

Registered Investment Companies Managed		Other Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
1	$42,788,149	2	$120,807,532	1	$19,559,514

Registered Investment Companies Managed		Other Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
1	$42,788,149	2	$120,807,532	0	n/a

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise in connection with the Portfolio Manger’s day-to-day portfolio management responsibilities with respect to more than one fund. The Portfolio Manager may manage other accounts with investment strategies similar to the registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the

Investment Adviser may vary among these accounts and the Portfolio Manager may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the registrant. A conflict may also exist if the Portfolio Manager identifies a limited investment opportunity that may be appropriate for more than one account, but the registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for other accounts that may adversely impact the value of securities held by the registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Manager are generally managed in a similar fashion.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members – As of March 31, 2007:

The Portfolio Manager’s compensation consists of a combination of a fixed salary and a discretionary bonus. The discretionary bonus is not tied directly to the performance of, or value of assets, of the registrant or any other fund managed by the Investment Adviser. The amount of salary and bonus paid to the Portfolio Manager is based on a variety of factors, including, without limitation, the financial performance of the Investment Adviser, execution of managerial responsibilities, client interactions, support and general teamwork.

(a)(4)	Disclosure of Securities Ownership – As of March 31, 2007:

Ownership of Fund Securities

The Portfolio Manager owns approximately $23,936 of interests in the registrant.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Excelsior Buyout Investors, LLC

By (Signature and Title)*	/s/ David R. Bailin
David R. Bailin, Co-Principal Executive Officer

Date June 7, 2007

By (Signature and Title)*	/s/ Ben Tanen
Ben Tanen, Co-Principal Executive Officer

Date June 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David R. Bailin
David R. Bailin, Co-Principal Executive Officer

Date June 7, 2007

By (Signature and Title)*	/s/ Ben Tanen
Ben Tanen, Co-Principal Executive Officer

Date June 7, 2007

By (Signature and Title)*	/s/ Steven L. Suss
Steven L. Suss, Principal Financial Officer

Date June 7, 2007

*	Print the name and title of each signing officer under his or her signature.